abrdn Funds

(the “Trust”)

abrdn Emerging Markets ex-China Fund

(the “Fund”)

Supplement dated December 11, 2025 to the Fund’s Summary Prospectus,

Statutory Prospectus and Statement of Additional Information dated February 28, 2025,

as supplemented to date

On December 10, 2025, the Board of Trustees (the “Board”) of the Trust approved the adoption of a conversion for the share class of the Fund specified below under “Original Share Class”. Under the relevant conversion feature, effective after the close of business on February 26, 2026 (the “Conversion Date”), all of the issued and outstanding shares of the Original Share Class will be converted into shares of the corresponding share class of the Fund specified below under “New Share Class” (the “Share Class Conversion”). The Share Class Conversion will be effected on the basis of the relative net asset values of the relevant share classes. The New Share Class has lower gross and net total expense ratios than those of the Original Share Class.

Fund	Original Share Class	New Share Class
abrdn Emerging Markets ex-China Fund	Class C	Class A

Class A shares of the Fund are subject to a maximum 5.75% front-end sales charge. The Class A shares that shareholders will receive in the Share Class Conversion will not be subject to the front-end sales charge. Class C Shares of the Fund are subject to a maximum 1.00% contingent deferred sales charge. The Class C shares that will be converted to Class A shares in the Share Class Conversion will not be subject to the contingent deferred sales charge.

Because the per share net asset value of Class A shares is usually higher than that of Class C shares, shareholders may receive fewer Class A shares than the number of Class C shares converted; however, the total dollar value of the shares held at the time of the exchange would be the same post-conversion.

For more information on the fees and expenses of Class A shares, please see the “Fees and Expenses” section for the Fund in the Prospectus. Additional copies of the Prospectus may be obtained free of charge by calling 866-667-9231.

Suspension of Sales. Effective after market close on December 18, 2025, the Original Share Class of the Fund will no longer be available for purchase by investors with the exception of: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans that had offered the Original Share Class as an investment option prior to market close on December 18, 2025; or (3) fee-based programs sponsored by financial intermediaries that have selected the Class prior to market close on December 18, 2025. These shareholders may purchase additional shares of the affected share class of the Fund until the Conversion Date. Any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the Fund following the close of business on December 11, 2025. The Original Share Class of the Fund will be terminated effective February 27, 2026.

Income Tax Matters. The conversion is not considered a purchase and sale of shares and, therefore, generally should not result in a taxable event for federal income tax purposes.

Please retain this Supplement for future reference.